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                                                                 Exhibit 10.11



    List of Contents of Exhibits and Schedules to the Royal Indemnity Company
                       Administrative Services Agreement



       Exhibits                          Description
       --------                          -----------

Exhibit A                       Administrative Services Intellectual Property
                                License Agreement

Exhibit B                       RSA Reinsurance Security Guidelines

Exhibit C                       Form of Report Required Pursuant to Section 7.1



       Schedules                          Description
       ---------                          -----------

Schedule 4.5(a)                 Levels of Treaty Reinsurance